As filed with the Securities and Exchange Commission on December 28, 2007

Registration No. 2-68290
File No. 811-3070

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. ___ [   ]

Post-Effective Amendment No. 29 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 31 [X]

Hilliard-Lyons Government Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

500 West Jefferson Street
Louisville, Kentucky 40202-2823
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (502) 588-8400

Joseph C. Curry, Jr.
Hilliard-Lyons Government Fund, Inc.
P.O. Box 32760
Louisville, Kentucky 40232-2760
(Name and Address of Agent for Service)

Copies of all communications to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

It is proposed that this filing will become effective (check appropriate box )

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on December 28, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HILLIARD-LYONS GOVERNMENT FUND, INC.

        Hilliard-Lyons Government Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goal by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

        As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund’s shares, nor has the SEC determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

This Prospectus is dated January 1, 2008.

        You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information (“SAI”). We have not authorized anyone to provide you with information that is different. This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

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RISK/RETURN SUMMARY

        This section highlights key information about Hilliard-Lyons Government Fund, Inc., which we refer to as the “Fund.”Additional information follows this summary.

        Fund Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives.

        Principal Investment Strategies. The Fund seeks to meet its investment objectives by investing in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in repurchase agreements, or in a combination of both.

        Principal Investment Risks. The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. The Fund is also subject to interest rate risk, which is the risk that prices of fixed income securities generally decrease when interest rates increase. The Fund is also subject to redemption risk, which is the risk that due to the high demand for redemptions, some of the Fund’s portfolio may be liquidated prior to maturity.

        Not all securities issued by agencies and instrumentalities of the U.S. Government in which the Fund may invest are backed by the full faith and credit of the U.S. Government.

        Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE INFORMATION

        The following bar chart shows the annual returns of the Fund’s shares for the past ten calendar years. The table following the bar chart shows the average annual total returns of the Fund for the periods shown. The bar chart and table demonstrate how the Fund’s performance has varied and gives some indication of the risk of investing in the Fund. Past performance does not mean that the Fund will achieve similar results in the future.

        During the ten year period shown in the bar chart, the highest quarterly return was 1.54% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.12% (for the quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Returns for the Periods Ended December 31, 2006	Past One Year	Past Five Years	Past Ten Years
Hilliard-Lyons Government Fund, Inc.	4.21%	1.80%	3.85%

        The Fund’s 7-day yield on December 31, 2006 was 4.48%. For the Fund’s current yield, call toll-free (800) 444-1854.

[1]	The Fund’s returns are after deduction of expenses. The Fund’s return for the period January 1, 2007 to September 30, 2007 was 3.38%.

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FEES AND EXPENSES OF THE FUND

        The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your investment. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses:
(as a percentage of average net assets)
Management Fee	0.29%
Distribution (Rule 12b-1) Fee	None
Other Expenses	0.47%

Total Operating Expenses	0.76%

        Example. This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of the Fund and it is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. The example assumes a 5% annual return each year, the reinvestment of all dividends and distributions and that the Fund’s (estimated) operating expenses remain the same. The Fund’s actual performance will vary and may result in an actual return greater or less than 5%.

        You would pay the following total expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each time period:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$943

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INVESTMENT OBJECTIVES, POLICIES AND RISKS

        Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund’s objectives will be attained.

        Investment Policies. The Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which, except for securities covered by repurchase agreements, will mature in six months or less, or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is no longer than six months. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund’s total assets would be so invested.

        The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

        Obligations of certain of these agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

        The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

        In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund’s expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

        The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers’ acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3/4%, the Adviser may recommend to the Fund’s Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.

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        At all times during its most recent fiscal year ended August 31, 2007, the Fund’s net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. Under normal circumstances, the Fund exclusively invests its net assets in such securities and repurchase agreements.

        The Fund is managed so that the weighted average maturity of all its investments does not exceed 90 days. The weighted average maturity of the Fund’s investments at any specific point in time is determined by the Adviser based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 2007 was 52 days.

        Investment Risks. An investment in the Fund is not completely risk-free. Under a repurchase agreement, the Fund’s risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of the Adviser, however, such risk is not material because in the event of default, the securities underlying the repurchase agreement serve as collateral for the seller’s repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller’s obligation, including the accrued interest earned thereon. The Fund’s portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund’s portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value (“NAV”) of the Fund’s shares and a loss to the Fund’s shareholders.

MANAGEMENT OF THE FUND

        Directors. The business and affairs of the Fund are managed under the direction of its Board of Directors. The SAI contains general background information about each director and officer of the Fund.

        Investment Adviser. The Fund’s investment adviser is J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser” or “Hilliard-Lyons”). The Adviser is a wholly-owned subsidiary of PNC Financial Services Group, Inc. (“PNC”). The Adviser has its principal offices at 500 West Jefferson Street, Louisville, Kentucky 40202. PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC’s address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. The Adviser has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund’s investment objectives, policies and restrictions, subject, however, to the general supervision and control of the Fund’s Board of Directors. The Agreement also requires the Adviser to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

        The Adviser is a registered broker-dealer and a member of the New York, American and Chicago Stock Exchanges, the Chicago Board Options Exchange and the Financial Industry Regulatory Authority. The Adviser maintains an Asset Management Department and is registered with the SEC as an investment adviser, rendering advice to both individual and institutional clients. Together with predecessor firms, Hilliard-Lyons has been in the investment banking business since 1854. Assets under management in the Asset Management Department on November 30, 2007 were approximately $4,781,000,000.

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        For the services the Adviser renders and the facilities it furnishes, the Fund pays the Adviser an annual advisory fee. The annual advisory fee earned for the fiscal year ended August 31, 2007 was 0.29% of the Fund’s average daily net assets for that fiscal year. A discussion regarding the basis for the Board of Directors’ approval of the Agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2007.

        Certain affiliated persons of the Fund are also affiliated persons of the Adviser. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Senior Vice President and Treasurer of the Fund, is a Vice President of the Adviser. Ms. Stephanie J. Ferree, Assistant Vice President and Secretary of the Fund, is an employee of the Adviser. Mr. Timothy P. Riordan, Assistant Vice President of the Fund, is a Vice President of the Adviser.

        On November 16, 2007, PNC announced that it had signed a definitive agreement to sell Hilliard-Lyons to Houchens Industries, Inc. (“Houchens”). The transaction is subject to the receipt of certain regulatory and other approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed in the first calendar quarter of 2008. Houchens is a large, privately-held diversified company based in Bowling Green, Kentucky. Following the sale, it is anticipated that Hilliard-Lyons will retain its name, senior management team and substantially all of the Hilliard-Lyons personnel currently providing services to the Fund and will remain based in the PNC Plaza located at 500 West Jefferson Street, Louisville, Kentucky 40202.

        PNC’s sale of Hilliard-Lyons to Houchens will result in a change in control of Hilliard-Lyons and will, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and Hilliard-Lyons within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act. Consequently, a special meeting of the Fund’s shareholders will be held at which shareholder approval of a new investment advisory agreement between the Fund and Hilliard-Lyons will be sought. It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement. Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the special meeting.

        Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

        Distributor. The Adviser, 500 West Jefferson Street, Louisville, Kentucky 40202, acts as the principal distributor of the Fund’s shares. PNC Investments LLC and the Adviser have entered into a broker-dealer agreement to sell shares of the Fund.

        Portfolio Management. Ms. Dianna P. Wengler is the portfolio manager of the Fund. Ms. Wengler is Senior Vice President and Treasurer of the Fund, as well as a Vice President of the Adviser. Ms. Wengler has managed the Fund for the past 24 years.

SHAREHOLDER INFORMATION

        Pricing of the Fund’s Shares. The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays as further described in the SAI. NAV is determined

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as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. NAV per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.

        Portfolio securities are valued using the amortized cost method.

        Since realized and unrealized changes in the value of the Fund’s portfolio securities are ordinarily reflected in dividends rather than NAV per share, the NAV per share will ordinarily be maintained at $1.00.

        Purchasing Shares. The Fund’s shares are offered in all 50 states and the District of Columbia. You may purchase shares of the Fund through the Adviser or PNC Investments. For information on how to purchase shares of the Fund through PNC Investments, please contact a PNC broker. Orders for the Fund’s shares may be placed through the Adviser as follows:

Initial Investment. To open an account, complete and mail to J.J.B. Hilliard, W.L. Lyons, Inc., P.O. Box 32760, Louisville, Kentucky 40232, an application together with a check made payable to Hilliard-Lyons. The minimum initial investment is $1,000. An account with the Fund can also be opened in person at any office of Hilliard-Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons.

For assistance in opening an account, contact a financial consultant of the Adviser. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at the Adviser for each investor opening an account with the Fund.

Subsequent Investments. Subsequent investments may be made by sending a check payable to Hilliard-Lyons, accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232. You may also deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to your account, or may instruct Hilliard-Lyons in writing, by telephone or in person, to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with the Adviser may participate in a “sweep” program whereby the Adviser automatically invests their account dividends and interest income in Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the “sweep” program, please contact a financial consultant of the Adviser.

        If you do not have an account with Hilliard-Lyons, you may call: (800) 444-1854.

        The Fund is offering its shares without sales charge at a public offering price equal to the NAV next determined after receipt of a purchase order. If your application is accepted, your shares will be bought at the next NAV computed after the Adviser receives your order in proper form and receives Federal funds for the purchase amount.

        Checks delivered to the Adviser for investment in shares of the Fund normally do not become converted into Federal funds available to the Adviser until approximately two business days after the check is deposited. If Hilliard-

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Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to Hilliard-Lyons at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

        Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

        The shares that you purchase are held in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. You have the same rights of ownership with respect to such shares as if certificates had been issued.

        If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

        The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders when, in the judgment of the Adviser, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.

        Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

        If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order may affect the purchase price or the dividends you receive for your shares. The Fund and the Adviser are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

        Redemption of Shares. Shareholders may redeem shares of the Fund at their NAV. You may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of your account, redemption by check. If you desire to utilize check redemption procedures this should be indicated on your Fund application. The redemption price will be the NAV per share of the Fund next determined after receipt by the Adviser of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.

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Redemption by Telephone. You may withdraw any amount in excess of $100 from your account by calling the Adviser at (800) 444-1854. If your redemption request is received at any office of the Adviser before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If your redemption request is received at any office of the Adviser after 12:00 noon Boston time, the redemption will be effective on the following business day.

Redemption by Mail. To redeem shares by mail, you must submit a written redemption request to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232, in proper form, specifying the number of shares to be redeemed and signed by you in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

Redemption by Check. Upon request the Fund will provide you with forms of checks drawn on the State Street Bank and Trust Company (the “Bank”). The Bank will establish a checking account for you. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as your agent, will request the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. You will continue earning daily income dividends until the check is cleared and such shares are redeemed.

Redemption by Systematic Withdrawal Plan. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholders in amounts not less than $100. Please indicate on your Fund application if you wish to participate in the Withdrawal Plan.

Redemption by the Fund. The Fund reserves the right to redeem shares of your account if you do not maintain a total investment value of more than $75. The Fund may redeem these shares without your permission and will send you the proceeds if these shares are redeemed.

        Redemption is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than five business days.

        If you have any questions concerning the procedures for redeeming shares you should call the Adviser or contact your financial consultant prior to submitting a redemption request.

        Frequent Purchases and Redemptions. The Fund seeks to maintain a stable NAV of $1.00 per share and daily liquidity. Since the Fund is often used by shareholders for short-term investments and immediate cash needs, it is designed to accommodate frequent purchases and redemptions. The Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. Therefore, the Fund’s Board of Directors has not adopted policies or procedures regarding frequent trading of Fund shares. The Fund reserves the right, in its sole discretion, to withdraw all or any part of the offering made by the Fund’s prospectus or to reject purchase orders when in the judgment of management, such withdrawal or rejection is in the best interests of the Fund and its shareholders.

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        Dividends and Distributions. The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the NAV is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of NAV on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the NAV is determined, or, if not, as of the preceding day on which the NAV is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached stub providing information on that dividend. Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. Income earned on weekends, holidays and other days which are not business days will be declared as a dividend on the next business day.

        Tax Consequences. The Fund receives income generally in the form of interest on investments, so distributions from the Fund will generally be derived from interest. For federal income tax purposes, distributions from interest, as well as distributions from other investment company taxable income (which includes dividends, interest and net short-term capital gains) that the Fund may from time to time make, are generally taxable to a shareholder as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. The Fund may also make occasional distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses). Distributions of net capital gains are generally taxable to a shareholder as long-term capital gains regardless of how long you have held your shares in the Fund. Currently, the maximum federal tax rate applicable to long-term capital gains, and thus, also to qualified dividend income, is set at 15%. Distributions from the Fund are generally taxable to a shareholder regardless of whether the distribution is paid directly to you or reinvested in additional shares of the Fund.

        It is anticipated that the Fund will maintain a constant price of $1.00 per share. However, any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise will be treated as a short-term capital gain or loss.

        If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. citizens and residents.

        The Fund will inform you of the source and tax status of all distributions promptly after the close of each calendar year.

        This section is not intended to be a full discussion of federal tax laws and the effect of such laws on shareholders. There may be other federal, state or local tax considerations applicable to a shareholder. You are urged to consult your own tax adviser.

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FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds financial statements and notes thereto, are included in the annual report, which is available upon request.

	For the year ended August 31,
	2007	2006	2005		2004		2003
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income	0.04	0.04	0.02	(a)	0.01	(a)	0.01	(a)

Total from investment operations	0.04	0.04	0.02		0.01		0.01

Less distributions:
From net investment income	(0.04)	(0.04)	(0.02)		(0.01)		(0.01)

Total distributions	(0.04)	(0.04)	(0.02)		(0.01)		(0.01)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return	4.56%	3.70%	1.70%		0.53%		0.63%

SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$1,643,031	$1,396,088	$1,378,492		$1,427,543		$1,607,234

RATIOS TO AVERAGE NET ASSETS
Operating expenses	0.76%	0.80%	0.79	%(b)	0.58	%(c)	0.69	%(d)
Net investment income	4.47%	3.64%	1.69	%(b)	0.53	%(c)	0.65	%(d)
(a)	Net of voluntary investment advisory fee waiver by the Adviser.
(b)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at .79% and 1.69% respectively, for the year ended August 31, 2005.
(c)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .78% and .33% respectively, for the year ended August 31, 2004.
(d)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .77% and .57% respectively, for the year ended August 31, 2003.

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HILLIARD-LYONS GOVERNMENT FUND, INC.
PRIVACY POLICY

        We are committed to maintaining your trust and confidence. That is why we want you to understand how we protect your privacy when we collect and use information.

        We obtain non-public personal information about you from:

•	Information we receive from you on applications or other forms such as your name, address and income; and
•	Information about your transactions with us or others such as your broker.

        We do not disclose any non-public personal information about you or our former customers to anyone, except with consent or otherwise permitted by law.

        We restrict access to non-public personal information about you to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards designed to protect your non-public information we collect.

This Page is Not Part of the Prospectus

[THIS PAGE INTENTIONALLY LEFT BLANK]

Hilliard-Lyons Government Fund, Inc.

Prospectus

January 1, 2008

The SAI, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports, which explain the market conditions and the investment strategies significantly affecting the Fund’s performance for its last fiscal year.

You may obtain information about the Fund, make general inquiries or receive a free copy of the Fund’s shareholder reports or its SAI by calling (800) 444-1854 from 8:00 a.m. to 5:00 p.m., Eastern Standard Time, Monday through Friday. You may also obtain these materials free of charge on the Fund’s website at http://www.hilliard.com.

Information about the Fund, including its reports and SAI, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. This information is also available online at the SEC’s website (http://www.sec.gov). For more information, please call the SEC at (202) 942-8090. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

Hilliard-Lyons Government Fund, Inc.

Investment Company Act File # 811-3070

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

Call your financial consultant or (800) 444-1854
from 8:00 a.m. to 5:00 p.m. Eastern Standard Time,
Monday through Friday.

Hilliard-Lyons Government Fund, Inc.

500 West Jefferson Street
Louisville, Kentucky 40202-2823

Investment Adviser, Administrator and
Distributor

J. J. B. Hilliard, W. L. Lyons, Inc.
500 West Jefferson Street
Louisville, Kentucky 40202-2823

Custodian and Transfer Agent

State Street Bank and Trust Company
1776 Heritage Drive
Boston, Massachusetts 02105

Legal Counsel

Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

STATEMENT OF ADDITIONAL INFORMATION
Dated January 1, 2008

HILLIARD-LYONS GOVERNMENT FUND, INC.

500 West Jefferson Street
Louisville, Kentucky 40202
(800) 444-1854

        Hilliard-Lyons Government Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

        This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated January 1, 2008 and is to be read in conjunction with the prospectus. The audited financial statements for the Fund for the fiscal year ended August 31, 2007 are incorporated herein by reference to the Fund’s 2007 Annual Report. A copy of the prospectus and/or the Annual Report may be obtained at no cost from the Fund by calling toll free 1-800-444-1854 or from the Fund’s website at http://www.hilliard.com.

        An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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FUND HISTORY

        The Fund was incorporated under the laws of Maryland on June 5, 1980, and has an authorized capital consisting of 2,500,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion under “Investment Objectives, Policies and Risks” in the Fund’s prospectus.

Investment Objectives

        Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Export-Import Bank of the United States, Government National Mortgage Association, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Tennessee Valley Authority and the International Bank for Reconstruction and Development.

Investment Restrictions

        The Fund may not purchase a security if, as a result:

(a)	more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities;

(b)	10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities;

(c)	25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers’ acceptances; or

(d)	more than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

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The Fund may not:

(1)	purchase any common stock or other equity securities, or securities convertible into equity securities;

(2)	purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable;

(3)	purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);

(4)	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

(5)	purchase or sell commodities or commodity contracts;

(6)	purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

(7)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

(8)	make loans, although it may purchase money market securities and enter into repurchase agreements;

(9)	borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

(10)	mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market;

(11)	underwrite securities issued by other persons;

(12)	purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(13)	invest in companies for the purpose of exercising management or control; or

(14)	invest in puts, calls, straddles, spreads or any combination thereof.

The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding.

4

        These investment restrictions, except that described as an operating policy in (10), are fundamental policies and may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days’ written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

Change in Investment Policies

        Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser” or “Hilliard-Lyons”) may recommend to the Fund’s Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days’ written notice to shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund’s investment restrictions or by applicable law. If such policy is changed (after 30 days’ written notice to shareholders) the Fund will only invest in the following:

(i)	short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations;

(ii)	certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion;

(iii)	bankers’ acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion;

(iv)	commercial paper which is rated A-2 or higher by Standard & Poor’s Corporation (“Standard & Poor’s”) or rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(v)	other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(vi)	obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and

(vii)	repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund’s total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund’s prospectus will be supplemented to give further information should the Fund’s Board of Directors authorize such a change.

5

Portfolio Holdings

        The Board of Directors has adopted policies and procedures designed to protect the confidentiality of the Fund’s portfolio holdings and to prevent the selective disclosure of non-public information about such holdings. These policies and procedures apply to the Fund’s officers and directors and to its investment adviser and principal underwriter and its officers, directors, employees and agents.

        Pursuant to these policies and procedures, information about the Fund’s portfolio holdings may be disclosed to unaffiliated third parties under the following circumstances:

•	The Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
•	The Fund may disclose portfolio information in response to requests from regulators or valid subpoenas.
•	The Fund may disclose any and all portfolio information to any of its service providers if:
1)	the service provider generally needs access to portfolio information to perform its contractual duties and responsibilities; and

2)	the service provider is subject to duties of confidentiality, including a duty not to trade on non-public information. “Duties of confidentiality” include provisions of confidentiality included in written agreements, implied by the nature of the relationship (such as attorney-client privilege), or required by fiduciary or regulatory principles (such as custody services provided by financial institutions).

These service providers include: the Fund’s custodian, its independent registered public accounting firm, legal counsel to the Fund, any financial printer providing services to the Fund, independent legal counsel to the Fund’s Independent Directors, and any other service provider that the Fund’s Treasurer determines meets the criteria set forth above.

        The Fund’s Treasurer must approve any exception to these policies and procedures. Any such exception must be based on a legitimate business purpose of the Fund and must be in the best interest of the Fund and its shareholders. Any party to such an exception must execute a confidentiality agreement. No compensation or other consideration may be received by the Fund or its investment adviser in connection with such exception.

        The Treasurer will report, at least annually, to the Board on matters related to these policies and procedures.

6

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        As of December 1, 2007, no persons were the record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Fund.

DIRECTORS AND OFFICERS

        The Board of Directors is responsible for the management of the business and affairs of the Fund under the laws of the state of Maryland. As used in these tables, “Fund Complex” means the Fund and Senbanc Fund. The Board consists of four directors, all of whom are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Independent Directors”). The address of each director and officer is c/o J.J.B. Hilliard, W.L. Lyons, Inc., 500 West Jefferson Street, Louisville, Kentucky 40202. Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with the Adviser, are set forth in the following tables.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by Director

J. Robert Shine(1) Age: 84	Director	Indefinite: Since October 17, 1989	Chairman and Certified Public Accountant, Monroe Shine & Co., Inc., an accounting firm	1	None

Lindy B. Street(1) Age: 61	Director and Chair	Indefinite: Director Since November 2, 1999; Chair Since December 2, 2005	Self-employed marketing and communications consultant; former Senior Vice President of Marketing & Public Affairs of Columbia/HCA Healthcare Corporation	1	None

William A. Blodgett, Jr.(1)(2) Age: 61	Director	Indefinite: Since December 2, 2005	Senior Vice President and Deputy General Counsel of Brown-Forman Corporation, a producer and marketer of fine wines and spirits	1	None

Gregory A. Wells(1)(2) Age: 49	Director	Indefinite: Since December 2, 2005	Executive Vice President and Chief Financial Officer of NTS Development Company, a real estate development company; Chief Financial Officer, Treasurer and Secretary of NTS Mortgage Income Fund, Inc., a real estate investment trust	1	None

(1)	Member of Audit Committee.
(2)	Member of Nominating Committee.

7

Officers

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length Time Served	Principal Occupation(s) During Past 5 Years

Joseph C. Curry, Jr. Age: 63	President and Anti-Money Laundering (“AML”) Compliance Officer	Annually: President since December 18, 1986; AML Compliance Officer since June 19, 2002.	Senior Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.; Senior Vice President and Treasurer, DNP Select Income Fund Inc. and Vice President and Assistant Treasurer Senbanc Fund

Dianna P. Wengler Age: 47	Senior Vice President, Treasurer	Annually: Senior Vice President since December 13, 2006; Vice President from June 23, 1998 to December 13, 2006; Treasurer since June 23, 1998.	Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.; Vice President and Assistant Secretary, DNP Select Income Fund Inc.

Edward J. Veilleux Age: 64	Vice President, Chief Compliance Officer	Annually: Since July 23, 2004.	President, EJV Financial Services, LLC, a mutual fund consulting firm

Stephanie J. Ferree Age: 29	Assistant Vice President, Secretary	Annually: Assistant Vice President since December 13, 2006; Secretary since December 11, 2003.	Fund Administrator, J.J.B. Hilliard, W.L. Lyons, Inc.

Timothy P. Riordan Age: 43	Assistant Vice President	Annually: Since December 13, 2006.	Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.

        The following table describes the dollar range of Fund shares beneficially owned by each Director of the Fund as of December 31, 2006.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
J. Robert Shine	Over $100,000
Lindy B. Street	$10,001–$50,000
William A. Blodgett, Jr.	$10,001–$50,000
Gregory A. Wells	$10,001–$50,000

        No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. Mr. Veilleux receives compensation from the Adviser for his services as Chief Compliance Officer of the Fund. The Fund pays each Independent Director an annual retainer of $10,000, a fee of $2,000 for each Board of Directors or committee meeting attended and all expenses the directors incur in attending meetings. The Chairperson of the Board of Directors receives an additional annual retainer of $3,500. The Audit Committee Chair receives an additional annual retainer of $3,000. The Nominating Committee Chair receives an additional annual retainer of $1,500. For the year ended August 31, 2007, the Independent Directors received, in the aggregate, $112,000 from the Fund.

8

        As of December 1, 2007, the Fund’s officers and directors together owned less than 1% of its outstanding shares.

        The following table sets forth the aggregate compensation paid by the Fund to the Directors of the Fund for the fiscal year ended August 31, 2007.

NAME OF PERSON Independent Directors	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS
J. Robert Shine	$29,000	0	0	$29,000
Lindy B. Street	$29,500	0	0	$29,500
William A. Blodgett, Jr.	$26,000	0	0	$26,000
Gregory A. Wells	$27,500	0	0	$27,500

        There are two standing committees of the Board, the Audit Committee and the Nominating Committee. During the fiscal year ended August 31, 2007, the members of the Audit Committee were Mr. Shine (chair), Ms. Street, Mr. Blodgett and Mr. Wells. The Board has adopted a written charter for the Audit Committee pursuant to which the Audit Committee: retains the independent auditors to audit the financial statements of the Fund; meets with the independent auditors periodically to review the results of the audit and reports its results to the Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning all audit and non-audit services provided to the Fund. During the fiscal year ended August 31, 2007, the Audit Committee met three times.

        During the fiscal year ended August 31, 2007, the members of the Nominating Committee were Mr. Wells (chair) and Mr. Blodgett. The Board has adopted a written charter for the Nominating Committee pursuant to which the Nominating Committee: selects nominees for election as directors; recommends individuals to be appointed by the Board as Fund officers; and makes recommendations regarding other Fund governance and Board administration matters. The Nominating Committee may consider nominees recommended by shareholders. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s secretary. During the fiscal year ended August 31, 2007, the Nominating Committee did not have a meeting.

9

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

        Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the “Agreement”) dated December 1, 1998. Hilliard-Lyons is owned by PNC HL Holding, Corp., a holding company and subsidiary of PNC Financial Services Group, Inc., a multi-bank holding company organized under the laws of Pennsylvania.

        The Agreement was first approved by the Board of Directors, including a majority of the Independent Directors, on September 17, 1998 and by the shareholders of the Fund on November 23, 1998. The Agreement was most recently reapproved for one year on October 11, 2007 by the Board of Directors, including all of the Independent Directors. The Agreement will continue in effect from year to year, provided that such continuance is approved at least annually (a) by a majority of the Independent Directors and (b) by either the Fund’s Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)).

        The Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund 60 days’written notice and may be terminated by the Fund at any time without penalty upon giving the Adviser 60 days’written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act). The Agreement will automatically terminate in the event of its assignment.

        The Agreement requires the Adviser at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. The Adviser pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services that are provided by the Fund’s Custodian) and one-half of the fees of any trade association of which the Fund may be a member.

        Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record-keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent registered public accounting firm, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund’s responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers’ commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund’s extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by the Adviser.

        For the services the Adviser renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 2007, 2006 and 2005, the Adviser earned advisory fees, based on the formula described above, totaling $4,485,366, $4,138,284 and $4,173,526, respectively. The Adviser voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The Adviser may discontinue or modify any such voluntary waiver at its discretion and such waiver ceased on September 7, 2004. The Adviser waived $3,077,313 of its advisory fee for the fiscal year ended August 31, 2004. The total

10

advisory fee paid for the fiscal year ended August 31, 2004 was $1,411,279. The Adviser waived $3,097 of its advisory fee for the fiscal year ended August 31, 2005. The total advisory fee paid for fiscal year ended August 31, 2005 was $4,170,429.

        The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. The Adviser reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 2007, 2006 or 2005.

        The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. The Adviser has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.

        Certain affiliated persons of the Fund are also affiliated persons of the Adviser. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Senior Vice President and Treasurer of the Fund, is a Vice President of the Adviser. Ms. Stephanie J. Ferree, Assistant Vice President and Secretary of the Fund, is an employee of the Adviser. Mr. Timothy P. Riordan, Assistant Vice President of the Fund, is a Vice President of the Adviser.

        The senior officers and directors of the Adviser are: James R. Allen, Chairman and Chief Executive Officer—Hilliard-Lyons; James M. Rogers, Executive Vice President, Chief Operating Officer and Director—Hilliard-Lyons; William S. Demchak, Director—Hilliard-Lyons and Vice Chairman and Chief Financial Officer—PNC Financial Services Group, Inc.; Joan L. Gulley, Director—Hilliard-Lyons and Chief Executive Officer—PNC Advisors; Joseph C. Guyaux, Director—Hilliard-Lyons and President—PNC Financial Services Group, Inc.; John R. Bugh, Executive Vice President and Director of Financial Services—Hilliard-Lyons; Carmella R. Miller, Executive Vice President, Chief Administrative Officer and Director—Hilliard-Lyons; Paul J. Moretti, Executive Vice President and Chief Financial Officer—Hilliard-Lyons; Darryl K. Metzger, Executive Vice President and Director of Private Client Group—Hilliard-Lyons; and Donald L. Asfahl, Executive Vice President and Director of Asset Management—Hilliard-Lyons.

        The directors and officers of the Adviser, including the aforementioned officers and directors of the Fund, may be deemed to control the Adviser by reason of their positions with the Adviser.

        On November 16, 2007, The PNC Financial Services Group, Inc. announced that it had signed a definitive agreement to sell Hilliard-Lyons to Houchens Industries, Inc. (“Houchens”). The transaction is subject to the receipt of certain regulatory and other approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed in the first calendar quarter of 2008. Houchens is a large, privately-held diversified company based in Bowling Green, Kentucky. Following the sale, it is anticipated that Hilliard-Lyons will retain its name, senior management team and substantially all of the Hilliard-Lyons personnel currently providing services to the Fund and will remain based in the PNC Plaza located at 500 West Jefferson Street, Louisville, Kentucky 40202.

        The PNC Financial Services Group, Inc.’s sale of Hilliard-Lyons to Houchens will result in a change in control of Hilliard-Lyons and will, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and Hilliard-Lyons within the meaning of the Investment Company Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act. Consequently, a special meeting of the Fund’s shareholders will be held at which shareholder approval of a new investment advisory agreement between the Fund and Hilliard-Lyons will be sought. It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement. Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the special meeting.

11

        The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.

Distributor

        The Fund entered into a Distribution Agreement dated as of April 30, 2000 (the “Distribution Agreement”) with the Adviser (the “Distributor”) located at 500 West Jefferson Street, Louisville, Kentucky 40202. The terms of the Distribution Agreement were approved on April 27, 2000, by the Board of Directors of the Fund, including a majority of the Independent Directors. The Agreement was most recently reapproved for one year on June 27, 2007 by the Board of Directors, including all of the Independent Directors. The Agreement will continue in effect from year to year thereafter provided that such continuance is approved annually by a majority of the Fund’s Board of Directors including a majority of the Independent Directors.

        Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund’s shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The Distribution Agreement also provides that the Distributor bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund or the Distributor.

Fund Administration

        The Fund has entered into an Omnibus Account Agreement (the “Omnibus Agreement”) with the Adviser to provide shareholder and administration services to the Fund. The fees received and the services provided by the Adviser under the Omnibus Agreement are in addition to fees received and services provided by the Adviser under the Advisory Agreement.

        Under the Omnibus Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including, but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For shareholder services it provides to the Fund, the Adviser receives a monthly fee from the Fund based on the Fund’s average daily net assets at the annual rate of 0.25% on the first $1.25 billion, 0.15% on the next $250 million, 0.13% on the next $500 million, 0.10% on the next $250 million and 0.05% on amounts over $2.25 billion. The Adviser receives a monthly fee from the Fund at an annual rate of 0.18% of the Fund’s average daily net assets for administration services it provides under the Omnibus Agreement. Total fees for shareholder and administrative services for the years ended August 31, 2007, 2006 and 2005 were $6,403,121, $6,042,848 and $6,103,465, respectively.

Custodian and Transfer Agent

        State Street Bank and Trust Company (the “Bank”), 1776 Heritage Drive, Boston, Massachusetts 02105, is the Fund’s custodian and transfer agent. As such, it is responsible for maintaining books and records with respect to the Fund’s portfolio transactions and holds the Fund’s portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund’s accounting and portfolio transaction records and computes the Fund’s net asset value, net income and dividends daily. The Bank may, for settlement purposes, enter into sub-custodian agreements with other banks.

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP (“D&T”), 1700 Market Street, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm of the Fund. D&T also prepares the Fund’s Federal income tax returns.

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PORTFOLIO TRANSACTIONS

        The Adviser places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer’s mark-up.

        For the fiscal years ended August 31, 2007, 2006 and 2005, the Fund did not pay any brokerage commissions on portfolio transactions.

        Although the Fund does not seek but may nonetheless make profits through short-term trading, the Adviser may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund’s policy of generally investing in securities with maturities of six months or less results in high portfolio turnover.

        Portfolio securities are not purchased from or through or sold to or through the Adviser or any affiliated person (as defined in the Investment Company Act) of the Adviser when the Adviser is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which the Adviser is a member. As a result, substantially all of the Fund’s purchases of Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund’s ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.

        No affiliated person of the Fund, including the Adviser, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.

        The Adviser’s overriding objective in placing orders for the purchase and sale of the Fund’s portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, the Adviser may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to the Adviser. Since such information and services will be only supplementary to the Adviser’s own research efforts, the receipt of research information is not expected to significantly reduce the Adviser’s expenses. Research information furnished by brokers or dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by the Adviser from the placement of portfolio transactions of other clients.

NET ASSET VALUE

        As stated in the Fund’s prospectus, net asset value (“NAV”) per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.

        Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar

13

company which uses other methods to determine the fair market value of its portfolio securities. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and the day of observance of New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day.

        The relationship between the amortized cost value per share and the NAV per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

        In connection with its attempt to maintain its NAV per share of $1.00, the Fund has received an order of exemption from the SEC permitting the Fund to round its NAV per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund’s price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 120 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

REDEMPTION

        The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.

        In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

        Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption.

        The Board of Directors has authorized redemption of all of the shares in any account which does not maintain a total investment value of more than $75.

Redemption by Telephone

        The following information regarding redemption by telephone is for shareholders with Hilliard-Lyons’accounts. If your account was established through PNC Investments, please contact your PNC broker for information regarding redemption by telephone.

        Depending upon what was specified in the shareholder’s application, the proceeds of a telephone redemption will be wired either to the shareholder’s account at Hilliard-Lyons or to the shareholder’s bank account. Shareholders desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder’s bank and he

14

has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder’s account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

        Notaries public are not acceptable guarantors. Hilliard-Lyons charges a fee for domestic and international wiring of proceeds, which is subject to change. This charge will be deducted from the proceeds to be wired and will be paid to Hilliard-Lyons to cover the administrative expenses of processing the redemption.

        Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder’s Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder’s Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.

        The Fund and the Adviser reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.

Redemption by Mail

        When redeeming shares by mail, the signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

Redemption by Check

        When redeeming shares by check, shareholders will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder’s Fund application. Checks should not be used to close a shareholder’s account since the amount in the account, including accrued dividends, may not equal the amount of the check.

Redemption by Systematic Withdrawal Plan

        Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at NAV. Hilliard-Lyons acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends or income. If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

15

YIELD INFORMATION

        The Fund’s yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund’s average per share net investment income for a current period (for example, seven calendar days) by the Fund’s average per share NAV for the same period and annualizing the result on a 365-day basis. The Fund’s net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund’s yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund’s investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.

        The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven calendar days ended August 31, 2007.

Total dividends per share from net investment income (seven days ended
August 31, 2007)	$.000852
Annualized (365 day basis)	$.044426
Average NAV per share	$ 1.00
Annualized net yield per share for seven calendar days ended
August 31, 2007	4.44%

TAX CONSEQUENCES

        The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In order to qualify as a “regulated investment company,” the Fund must, among other things, (a) derive 90% of its income from dividends; interest; payments with respect to securities loans; gain from the disposition of stock, securities, or foreign currencies; other income derived from investing in stock, securities, or currencies; and net income from an interest in a qualified publicly traded partnership; and (b) meet certain diversification requirements. In order to avoid liability for federal income taxes, the Fund must, among other things, distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of the portion of its exempt-interest income that exceeds certain disallowed deductions.

        In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. If the Fund fails to distribute during each calendar year a sufficient amount of its ordinary income and capital gains, it will be subject to a 4% excise tax on a portion of its undistributed ordinary income and capital gains.

        This section is not intended to be a full discussion of federal tax laws and the effect of such laws on shareholders. There may be other federal, state or local tax considerations applicable to a shareholder. Shareholders are urged to consult their own tax adviser.

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ADDITIONAL INFORMATION

        The prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. and is also available online at the SEC’s website (http://www.sec.gov). For more information, please call the SEC at (800)-SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

        Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

        The following audited financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report to Shareholders dated August 31, 2007:

(a)	Schedule of Investments as of August 31, 2007.

(b)	Statement of Assets and Liabilities as of August 31, 2007.

(c)	Statement of Operations for the year ended August 31, 2007.

(d)	Statements of Changes in Net Assets for the year ended August 31, 2007 and for the year ended August 31, 2006.

(e)	Financial Highlights for the year ended August 31, 2007, the year ended August 31, 2006, the year ended August 31, 2005, the year ended August 31, 2004 and the year ended August 31, 2003.

(f)	Notes to Financial Statements.

(g)	Report of Independent Registered Public Accounting Firm dated October 11, 2007.

17

(This Page Intentionally Left Blank)

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

        See “Exhibit Index.”

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None.

ITEM 25. INDEMNIFICATION

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Pursuant to the Omnibus Account Agreement between the Fund and J.J.B. Hilliard, W.L. Lyons, Inc. (the “Distributor”), (i) the Fund is required to indemnify and hold harmless the Distributor from certain liabilities and losses incurred by the Distributor under the agreement and (ii) the Distributor is required to indemnify and hold harmless the Fund from certain liabilities and losses incurred by the Fund under the agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        J.J.B. Hilliard, W.L. Lyons, Inc., the investment adviser of the Registrant (the “Adviser”), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. For information concerning the business profession, vocation or employment of a substantial nature of the directors and officers of the Adviser, reference is made to Form ADV filed by the Adviser under the Investment Advisers Act of 1940. Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of the Adviser:

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Name and Title of Officers of J.J.B. Hilliard, W.L. Lyons, Inc.	Name and Address of Company with which officer or Director is connected	Capacity

James R. Allen, Chairman	None
Chief Executive Officer

James M. Rogers, Director	PNC Capital Markets	Director
Executive Vice President and	249 Fifth Avenue
Chief Operating Officer	Pittsburgh, Pennsylvania 15222

Paul J. Moretti	None
Executive Vice President and Chief
Financial Officer

William S. Demchak, Director	BlackRock, Inc.	Director
Vice Chairman and Chief Financial	40 East 52nd Street
Officer — PNC Financial Services	New York, NY 10022
Group, Inc.

Joseph C. Guyaux, Director	PNC Bank, Delaware	Director
President — PNC Financial Services	222 Delaware Avenue
Group, Inc.	Wilmington, Delaware 19801

	PNC Bank, National Association	President and
	249 Fifth Avenue	Director
Pittsburg, Pennsylvania 15222

Joan L. Gulley, Director	None
Chief Executive Officer —
PNC Advisors

Donald L. Asfahl	None
Executive Vice President and
Director of Asset Management

John R. Bugh,	None
Executive Vice President and
Director of Financial Services

Darryl K. Metzger	None
Executive Vice President and
Director of Private Client Group

Carmella R. Miller, Director	None
Executive Vice President and
Chief Administrative Officer

ITEM 27. PRINCIPAL UNDERWRITERS

        (a) J.J.B. Hilliard, W.L. Lyons Inc. is Registrant’s principal underwriter. J.J.B. Hilliard, W.L. Lyons Inc. currently serves as distributor and principal underwriter of the Senbanc Fund, an open-end, non-diversified mutual fund.

        (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons Inc., the Registrant’s principal underwriter:

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NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

James R. Allen	Chief Executive Officer and	None
500 West Jefferson Street	Chairman
Louisville, KY 40202

James M. Rogers	Executive Vice President,	None
500 West Jefferson Street	Chief Operating Officer
Louisville, KY 40202	and Director

Paul J. Moretti	Executive Vice President	None
500 West Jefferson Street	and Chief Financial
Louisville, KY 40202	Officer

William S. Demchak	Director	None
One PNC Plaza
Pittsburgh, PA 15222

Joseph C. Guyaux	Director	None
One PNC Plaza
Pittsburgh, PA 15222

Joan L. Gulley	Director	None
One PNC Plaza
Pittsburgh, PA 15222

Donald L. Asfahl	Executive Vice President	None
500 West Jefferson Street	and Director of Asset Management
Louisville, KY 40202

John R. Bugh	Executive Vice President and	None
500 West Jefferson Street	Director of Financial
Louisville, KY 40202	Services

Darryl K. Metzger	Executive Vice President	None
500 West Jefferson Street	and Director of Private Client Group
Louisville, KY 40202

Carmella R. Miller	Executive Vice President,	None
500 West Jefferson Street	Chief Administrative Officer
Louisville, KY 40202	and Director

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 1776 Heritage Drive, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., 500 West Jefferson Street, Louisville, Kentucky 40202.

ITEM 29. MANAGEMENT SERVICES

        Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS

        Not Applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Hilliard-Lyons Government Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Louisville and the Commonwealth of Kentucky on the 28th day of December, 2007.

HILLIARD-LYONS GOVERNMENT FUND, INC.

By:	/s/ Joseph C. Curry, Jr.
Joseph C. Curry, Jr. President

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Joseph C. Curry, Jr. Joseph C. Curry, Jr.	President (Principal Executive Officer)	December 28, 2007

/s/ Dianna P. Wengler Dianna P. Wengler	Senior Vice President and Treasurer (Principal Financial Officer)	December 28, 2007

J. Robert Shine	Director*

Lindy B. Street	Director*

William A. Blodgett, Jr.	Director*

Gregory A. Wells	Director*

*By: /s/ Joseph C. Curry, Jr. Joseph C. Curry, Jr. As Attorney–In–Fact pursuant to authority granted by powers of attorney.		December 28, 2007

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HILLIARD-LYONS GOVERNMENT FUND, INC.

EXHIBIT INDEX

Exhibit No.		Description

(a)	(1)	Restated Articles of Incorporation of Registrant (1)
	(2)	Articles Supplementary to Articles of Incorporation (2)
	(3)	Articles Supplementary to Articles of Incorporation (1)
	(4)	Articles Supplementary to Articles of Incorporation (4)
	(5)	Articles Supplementary to Articles of Incorporation (3)

(b)		Amended By–Laws of Registrant (6)

(c)		Not applicable

(d)		Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (1)

(e)		Form of Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (4)

(f)		Not applicable

(g)		Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (1)

(h)	(1)	Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company (1)
	(2)	Omnibus Account Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (6)
	(3)	First Amendment to the Omnibus Account Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.(7)

(i)		Opinion and Consent of Greenebaum Doll & McDonald (5)

(j)		*Consent of Deloitte & Touche LLP, independent registered public accounting firm

(k)		Not applicable

(l)		Not applicable

(m)		Not applicable

(n)		Not applicable

(o)		Reserved

(p)		Not applicable (the Fund is a money market fund)
_________________
*	Filed Herewith

(1)	Incorporated by reference to Registrant’s Post Effective Amendment No. 20 to the Registration Statement on Form N-1A filed November 30, 1998.
(2)	Incorporated by reference to Registrant’s Post Effective Amendment No. 18 to the Registration Statement on Form N-1A filed December 20, 1996.
(3)	Incorporated by reference to Registrant’s Post Effective Amendment No. 23 to the Registration Statement on Form N-1A filed December 27, 2001.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 to the Registration Statement on Form N-1A filed December 1, 2000.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 17 to the Registration Statement on Form N-1A filed December 21, 1995.
(6)	Incorporated by reference to Registrant’s Post Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 29, 2005.
(7)	Incorporated by reference to Registrant’s Post Effective Amendment No. 28 to the Registration Statement on Form N-1A filed December 28, 2006.

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